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                                                                    EXHIBIT 1.5



                                1,500,000 Shares

                      HEALTH CARE PROPERTY INVESTORS, INC.
                            (a Maryland corporation)

                                  Common Stock
                          (Par Value $1.00 Per Share)


                               PURCHASE AGREEMENT
                               ------------------


                                                                February 2, 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce Fenner & Smith
            Incorporated
ALEX. BROWN & SONS INCORPORATED
DEAN WITTER REYNOLDS INC.
c/o  MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     10900 Wilshire Boulevard
     Los Angeles, California  90024


Dear Sirs:

     Health Care Property Investors, Inc., a Maryland corporation (the "Company"), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Alex. Brown & Sons Incorporated and Dean Witter Reynolds Inc. (collectively, the "Underwriters"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $1.00 per share, of the Company ("Common Stock") set forth in Schedule A hereto, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 225,000 additional shares of Common Stock to cover over-allotments. The aforesaid 1,500,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are collectively hereinafter called the "Securities".

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-66676) and a related preliminary prospectus for the registration under the Securities Act of 1933, as amended (the "1933 Act") of Common Stock, including the Securities, preferred

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stock, par value $1.00 per share, and debt securities (collectively, the
"Registered Securities"), which registration statement has been declared effective by the Commission and copies of which have heretofore been delivered to you. Such Registration Statement, in the form in which it was declared effective, as amended through the date hereof, including all documents incorporated or deemed to be incorporated by reference therein through the date hereof, is hereinafter referred to as the "Registration Statement". The Company proposes to file with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") the Prospectus Supplement (as defined in Section 3(i) hereof) relating to the Securities and the prospectus dated February 2, 1995 (the "Base Prospectus") relating to the Registered Securities, and has previously advised you of all further information (financial and other) with respect to the Company set forth therein. The Base Prospectus together with the Prospectus Supplement, in their respective forms on the date hereof
(being the forms in which they are to be filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations), including all documents incorporated or deemed to be incorporated by reference therein through the date hereof, are hereinafter referred to as the "Prospectus", except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Securities which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Unless the context otherwise requires, all references in this Agreement to documents, financial statements and schedules and other information which is "contained", "included", "stated", "described in" or "referred to" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this

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Agreement has been executed and delivered.

     Section 1.  Representations and Warranties.  (a) The Company represents and
                 ------------------------------
warrants to each Underwriter as of the date hereof (such date being hereinafter referred to as the "Representation Date") as follows:

             (i) The Company meets the requirements for use of Form S-3 under the 1933 Act and the 1933 Act Regulations. The Registration Statement and the Base Prospectus, at the time the Registration Statement became effective and as of the Representation Date, complied and comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations (including Rule 415(a) of the 1933 Act Regulations), and did not and as of the Representation Date do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Time referred to in
     Section 2 hereof, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (i) shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus or to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act of 1939, as amended (the "1939 Act") filed as an exhibit to the Registration Statement (the "Form T-1").

             (ii) The documents incorporated or deemed to be incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, at the respective times the Registration

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     Statement and any amendments thereto became effective, at the
     Representation Date and at Closing Time, did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (iii) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

             (iv) The financial statements and any supporting schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; and, except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the Company's ratios of earnings to fixed charges included in the Base Prospectus under the caption "Ratio of Earnings to Fixed Charges" and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission.

             (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

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             (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the Company is in substantial compliance with all laws, ordinances and regulations of each state in which it owns properties that are material to the properties and business of the Company and its subsidiaries considered as one enterprise in such state.

             (vii) Each subsidiary of the Company which is a significant subsidiary (each, a "Significant Subsidiary") as defined in Rule 405 of Regulation C of the 1933 Act Regulations has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

             (viii) The Company has at all times operated in such manner as to qualify as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to operate in such manner.

             (ix) The authorized capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if

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     any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); the shares of issued Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus; the issuance of the Securities is not subject to preemptive rights; and, after giving effect to the sale of the Securities and the sale of any other of the Registered Securities to be issued prior to the delivery of the Securities, the aggregate amount of Registered Securities which have been issued and sold by the Company will not exceed the aggregate amount of theretofore unsold Registered Securities.

             (x) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, which default might result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court order or decree.

             (xi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to

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     to the knowledge of the Company, threatened, against or affecting the
     Company or any of its subsidiaries, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

             (xii) No authorization, approval, order, decree or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

             (xiii) This Agreement has been duly authorized, executed and delivered by the Company and, upon execution and delivery by the Underwriters, will be a valid and legally binding agreement of the Company.

             (xiv) The Company and its subsidiaries have good title to all real property or interests in real property described in the Prospectus as being owned by it or any of them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially adversely affect the value of such property and interests and do not interfere with the use made and proposed to be made of such property and interests by the Company and its subsidiaries; the Company and its subsidiaries have obtained satisfactory confirmations (consisting of policies of title insurance or commitments or binders therefor or opinions of counsel based upon the examination of abstracts) confirming, except as otherwise described in the Prospectus, (A) that the Company and its subsidiaries have the foregoing title to such real property and interests in real property, and (B) that the instruments securing the Company's and its subsidiaries' real estate mortgage loans create valid

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     liens upon the real properties described in such instruments enjoying the priorities intended, subject only to exceptions to title which do not materially adversely affect the value of such real properties and interests in relation to the Company and its subsidiaries considered as one enterprise; and all leases to which the Company is a lessee relating to real property are valid and binding and no default exists or is continuing thereunder, and the Company enjoys peaceful and undisturbed possession under all such leases to which it is a party as lessee.

             (xv) The Company is not required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

             (xvi) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

          (b) Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

             Section 2. Sale and Delivery to Underwriters; Closing.
                        ------------------------------------------

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at $27.48 per share, the number of Initial Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 225,000 shares of Common Stock at the price per share set forth in paragraph (a) above. The option hereby granted will expire 30 days after the Representation Date, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Company setting forth the number of

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Option Securities as to which the Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option
Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to Closing Time, as hereinafter defined, unless otherwise agreed upon by the Underwriters and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional Securities.

          (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Brown & Wood, 10900 Wilshire Boulevard, Los Angeles, California, or at such other place as shall be agreed upon by the Underwriters and the Company, at 8:00 A.M., Los Angeles time, on February 9, 1995 (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for and delivery of certificates for such Option Securities shall be made at the above-mentioned office of Brown & Wood, or at such other place as shall be mutually agreed upon by the Underwriters and the Company, on each Date of Delivery as specified in the notice from the Underwriters to the Company. Payment shall be made to the Company by certified or official bank check or checks drawn in Los Angeles Clearing House funds or similar next day funds payable to the order of the Company, against delivery to the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Initial Securities and the Option Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days before Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter other than Merrill Lynch has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose check has not been received by Closing

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Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to Closing Time or the relevant Date of Delivery, as the case may be.

             Section 3.  Covenants of the Company.  The Company covenants with
                         ------------------------
each Underwriter as follows:

          (a) The Company will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of the Prospectus or any amendment to the Registration Statement or amendment or supplement to the Prospectus or any document to be filed pursuant to the 1934 Act during any period when the Prospectus is required to be delivered under the 1933 Act, (iii) of the receipt of any comments or inquiries from the Commission relating to the Registration Statement or Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose, and (vi) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities under state securities or Blue Sky laws or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance by the Commission of any stop order and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will give the Underwriters notice of its intention to file or prepare any post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities that differs from the prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case

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     may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.

          (c) The Company will deliver to the Underwriters as many copies of the manually executed Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith and documents incorporated or deemed to be incorporated by reference therein) as the Underwriters may reasonably request and will also deliver to each Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated or deemed to be incorporated by reference therein but without exhibits filed therewith).

          (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities shall have been

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     so qualified, the Company will file such statements and reports as may be required by laws of such jurisdiction to continue such qualification in effect for as long as may be required for the distribution of the Securities.

          (g) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering the twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus Supplement under "Use of Proceeds".

          (i) Immediately following the execution of this Agreement, the Company will prepare a prospectus supplement, dated the date hereof (the "Prospectus Supplement"), containing the terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Underwriters and the Company deem appropriate, and will file or transmit for filing with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations copies of the Prospectus (including such Prospectus Supplement).

          (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     Section 4.  Payment of Expenses.  The Company will pay all expenses
                 -------------------
incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(f) hereof, including filing fees and the reasonable fee and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of a Supplemental Blue Sky Survey, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement as originally filed and of each amendment

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thereto, of each preliminary prospectus and preliminary prospectus supplement and of the Prospectus and Prospectus Supplement and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of a Supplemental Blue Sky Survey, and (vii) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange.

     If this Agreement is cancelled or terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fee and disbursements of counsel for the Underwriters.

     Section 5.  Conditions of Underwriters' Obligations.  The obligations of
                 ---------------------------------------
the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) At Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Prospectus (including the Prospectus Supplement referred to in Section 3(i) hereof) shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to the Underwriters of such timely filing or transmittal.

          (b) At Closing Time the Underwriters shall have received:

               (1) The favorable opinion, dated as of Closing Time, of Latham & Watkins, counsel for the Company, in form and scope satisfactory to counsel for the Underwriters, to the effect that:

                       (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Maryland.

                       (ii) The Company has corporate power and authority to
               own, lease and operate its properties and to conduct its business as described in the Prospectus.

                       (iii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements, dividend reinvestment plans or employee or director stock plans referred to in the Prospectus), and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

                       (iv) The Securities have been duly authorized for
               issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; and the issuance of such Securities is not subject to preemptive rights under the Charter or Bylaws of the Company or the Maryland General Corporation Law or, to the best of such counsel's knowledge, otherwise.

                       (v) Each Significant Subsidiary of the Company has been
               duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, and are fully paid and non-assessable and, to the best of such counsel's knowledge, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                       (vi) This Agreement has been duly authorized, executed
               and delivered by the Company.

                       (vii) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                       (viii) At the time the Registration Statement became effective and at the Representation Date, the Registration Statement (other than the financial statements and other financial and statistical data and related schedules included or incorporated by reference therein, the documents incorporated by reference therein and the Form T-1, as to which no opinion need be rendered) appeared on its face to comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                       (ix) Each document filed pursuant to the 1934 Act and
               incorporated by reference in the Prospectus (other than the financial statements and other financial and statistical data and related schedules included or incorporated by reference therein, as to which no opinion need be rendered), at the time they were filed with the Commission appeared on its face to comply as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                       (x) The Common Stock conforms to the description thereof
               contained in the Prospectus and the form of certificate used to evidence the Securities is in due and proper form.

                       (xi) To the best of their knowledge, there are no legal
               or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus.

                       (xii) No authorization, approval, consent, decree or order of any court or governmental authority or agency is required in connection with the sale of the Securities to the Underwriters, except such as have been obtained or rendered, as the case may be, or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws (including real estate syndication laws).

                   (xiii) The execution and delivery of this Agreement and the performance of the obligations of the Company under this Agreement will not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, (i) that certain Indenture dated as of December 1, 1986 between the Company and The Bank of New York for 9 1/2%

               Senior Notes due December 1, 1996; (ii) that certain Indenture dated as of February 15, 1988 between the Company and The Bank of New York for 9 7/8% Senior Notes due February 15, 1998;
               (iii) that certain Indenture dated as of April 1, 1989 between the Company and The Bank of New York for Debt Securities; (iv) that certain Amended and Restated Revolving Credit Agreement dated as of December 15, 1991, between the Company and The Bank of New York, NCNB National Bank of North Carolina, Commerzbank AG, Bank of Hawaii and Kredietbank NV, and (v) any other similar material debt instrument entered into by the Company subsequent to the date hereof, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or to the best of such counsel's knowledge, result in any material violation of any statute or any order, rule or regulation applicable to the Company of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except no opinion need be rendered under federal securities laws except as expressly otherwise provided in this
               Section 5(b)(1), and no opinion need be rendered under state securities laws (including real estate syndication laws) or any antifraud laws.

                       (xiv) The Company is not required to be registered under the 1940 Act.

               (2) The favorable opinion, dated as of Closing Time, of Latham & Watkins, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and subject to customary assumptions, limitations and exceptions acceptable to counsel for the Underwriters, to the effect that

                    (i) the Company was organized in conformity with the
               requirements for qualification as a real estate investment trust and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code; and

                    (ii) the information in the Prospectus Supplement under
               the caption "Federal Income Tax Considerations", to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects.

               (3) The favorable opinion, dated as of Closing Time, of Edward J. Henning, Senior Legal Counsel and Corporate Secretary of the Company, to the effect that:

                    (i) To the best of such counsel's knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                    (ii) To the best of such counsel's knowledge and information, each subsidiary of the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                    (iii) To the best of such counsel's knowledge and information, no material default exists in the due performance or observance by the Company or any of its subsidiaries of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument described or referred to in the Registration Statement or filed as an exhibit thereto or incorporated by reference therein which would have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                     (iv) To the best of such counsel's knowledge and
               information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto and the descriptions thereof or references thereto are correct.

               (4) The favorable opinion, dated as of Closing Time, of Brown & Wood, counsel for the Underwriters, with respect to the matters set forth in (i), (iv), (vi), (vii), (viii) and (x) of subsection (b)(1) of this Section.

               (5)  In giving their opinions required by subsections (b)(1) and
          (b)(4), respectively, of this Section, Latham & Watkins and Brown & Wood shall each additionally state that nothing has come to their attention that caused them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinions, Latham & Watkins and Brown & Wood may rely, to the extent recited therein, (A) as to all matters of fact, upon certificates and written statements of officers of the Company, (B) as to the qualification and good standing of the Company to do business in any state or jurisdiction, upon certificates of appropriate government officials and (C) as to matters involving the laws of the State of Maryland, upon the opinion of Ballard Spahr Andrews & Ingersoll, in form and scope satisfactory to counsel for the Underwriters.

          (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or a Vice President of the Company and the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the best knowledge and information of such officer, threatened by the Commission.
     As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

          (d) At the time of execution of this Agreement, the Underwriters shall have received from Arthur Andersen LLP a letter, dated such date, in form and substance satisfactory to the Underwriters, and substantially in the same form as the draft letter previously delivered to and approved by the Underwriters.

          (e) At Closing Time the Underwriters shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
     (d) of this Section, except that the specified date referred to therein shall be a date not more than five days prior to Closing Time.

          (f) At Closing Time the Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

          (g) At Closing Time and each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfilllment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

          (h) In the event the Underwriters exercise their option provided in
     Section 2 hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and the Underwriters shall have received:

               (1) The favorable opinion of Latham & Watkins, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Sections 5(b)(1) and 5(b)(5) hereof.

               (2) The favorable opinion of Latham & Watkins, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, reaffirming their opinion delivered at Closing Time pursuant to Section 5(b)(2) hereof.

               (3) The favorable opinion of Edward J. Henning, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, reaffirming his opinion delivered at Closing Time pursuant to Section 5(b)(3) hereof.

               (4) The favorable opinion of Brown & Wood, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Sections 5(b)(4) and 5(b)(5) hereof.

               (5) A certificate of the President or a Vice President of the Company and the chief financial or chief accounting officer of the Company, dated such Date of Delivery, confirming that the certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

               (6) A letter from Arthur Andersen LLP, in form and substance satisfactory to the Underwriters, dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Underwriters pursuant to Section 5(e) hereof except that the "specified date" in the letter furnished pursuant to this subsection shall be a date not more than five days prior to such Date of Delivery.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notifying the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     Section 6.  Indemnification.  (a) The Company agrees to indemnify and hold
                 ---------------
harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, as follows:

             (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

             (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (A) this indemnity agreement shall not apply to any
- --------  -------
loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto), and (B) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or preliminary prospectus supplement, this indemnity agreement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter within the meaning of Section 15 of the 1933 Act) to the extent that any such loss, liability, claim, damage or expense of such Underwriter or any person controlling such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given by such Underwriter or on such Underwriter's behalf at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus (as then amended or supplemented), if required by law to have been so delivered, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, liability, claim, damage or expense.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     Section 7.  Contribution.  In order to provide for just and equitable
                 ------------
contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with it terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus Supplement bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For the purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

     Section 8. Representations, Warranties and Agreements to Survive Delivery.
                --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     Section 9.  Termination of Agreement.  (a) The Underwriters may terminate
                 ------------------------
this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in the securities of the Company has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or California authorities. As used in this Section 9(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     Section 10.  Default by One or More of the Underwriters. If any Underwriter
                  ------------------------------------------
shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase hereunder (the "Defaulted Securities"), the remaining Underwriters (the "Non-Defaulting Underwriters") shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Non-Defaulting Underwriters shall have not completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of the Non-Defaulting Underwriters.

     No action pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Non-Defaulting Underwriters or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

     Section 11.  Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication. Notices to the Underwriters shall be directed to them at Merrill Lynch at 10900 Wilshire Boulevard, Los Angeles, California 90024, attention of James F. Flaherty III, Managing Director, and notices to the Company shall be directed to it at 10990 Wilshire Boulevard, Suite 1200, Los Angeles, California 90024, attention of Kenneth B. Roath, President and Chief Executive Officer, with a copy to Thomas
W. Dobson at Latham & Watkins, 633 West Fifth Street, Los Angeles, California 90071.

     Section 12.  Parties.  This Agreement shall inure to the benefit of and be
                  -------
binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation other than the Underwriters and the Company and their respective successors and the controlling persons and the officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and said officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

     Section 13.  Governing Law and Time.  This Agreement shall be governed by
                  ----------------------
and construed in accordance with the laws of the State of California applicable to agreements made and to be performed in such State. Unless stated otherwise, all specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                         Very truly yours,

                                         HEALTH CARE PROPERTY INVESTORS, INC.


                                         By:  /s/ Edward J. Henning
                                              Name: Edward J. Henning
                                              Title: Senior Vice President


CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
ALEX. BROWN & SONS INCORPORATED
DEAN WITTER REYNOLDS INC.

By MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED



By: /s/ Catherine D. Rice
    Name: Catherine D. Rice
    Title: Director

                                   SCHEDULE A


                                                     Number of
                                                      Initial
               Underwriter                           Securities
               -----------                           ----------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated .........................    500,000

Alex. Brown & Sons Incorporated ..................    500,000

Dean Witter Reynolds Inc. ........................    500,000
                                                    ---------
     Total                                          1,500,000
                                                    =========